UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2020

Name of Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, Commission File Number, IRS Employer Identification Number

ALLIANT ENERGY CORPORATION
(a Wisconsin Corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311
Commission File Number - 1-9894
IRS Employer Identification Number - 39-1380265

INTERSTATE POWER & LIGHT COMPANY
(an Iowa corporation)
Alliant Energy Tower
Cedar Rapids, Iowa 52401
Telephone (319) 786-4411
Commission File Number - 1-4117
IRS Employer Identification Number - 42-0331370

This combined Form 8-K is separately filed by Alliant Energy Corporation and Interstate Power and Light Company.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Alliant Energy Corporation, Common Stock, $0.01 Par Value, Trading Symbol LNT, Nasdaq Global Select Market
Interstate Power and Light Company, 5.100% Series D Cumulative Perpetual Preferred Stock, $0.01 Par Value, Trading Symbol IPLDP, Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Alliant Energy Corporation - Emerging growth company ☐
Interstate Power and Light Company - Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Alliant Energy Corporation ☐
Interstate Power and Light Company ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    At the Alliant Energy Corporation (the “Company”) annual meeting of shareowners held on May 21, 2020, the Company’s shareowners, upon the recommendation of the Company’s Board of Directors, approved the Alliant Energy Corporation 2020 Omnibus Incentive Plan (the “Omnibus Plan”). The Omnibus Plan replaces the Alliant Energy Corporation Amended and Restated 2010 Equity Incentive Plan, which expired on May 20, 2020. An aggregate of 9,000,000 shares of common stock of the Company are reserved for issuance under the Omnibus Plan, subject to adjustment as described in the Omnibus Plan. The Omnibus Plan, among other things, permits the Company to make awards of restricted stock, restricted stock units, shares, performance shares, performance units, stock options, and other stock or cash-based awards. Awards may be granted under the Omnibus Plan to officers (including executive officers) and other employees and consultants of the Company or its affiliates as determined by the Compensation and Personnel Committee of the Board of Directors or an authorized committee of the Board of Directors. Awards also may be granted to members of the Board of Directors of the Company.

The Omnibus Plan is described in more detail in the Company’s proxy statement for its 2020 annual meeting of shareowners filed with the Securities and Exchange Commission on April 9, 2020. The description of the Omnibus Plan set forth above is qualified by reference to the Omnibus Plan filed herewith as Exhibit 10.1, which is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The final results of voting on each of the matters submitted to a vote of shareowners during the annual meeting of shareowners of the Company on May 21, 2020 are as follows.

1.    Election of directors. Each nominee for director was elected for terms expiring in 2023 by the following vote:

	For	Withheld	Broker Non-Votes
Patrick E. Allen	174,661,549	1,044,640	35,119,971
Michael D. Garcia	174,377,898	1,328,291	35,119,971
Singleton B. McAllister	167,112,351	8,593,838	35,119,971
Susan D. Whiting	173,302,971	2,403,218	35,119,971

2.    Approve, on an advisory, non-binding basis, the compensation of our named executive officers. This matter was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
170,403,482	4,217,630	1,085,077	35,119,971

3.    Approve the Alliant Energy Corporation 2020 Omnibus Incentive Plan. This matter was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
164,831,642	9,723,266	1,151,281	35,119,971

4.    Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2020. This matter was approved by the following vote:

For	Against	Abstain
207,618,727	2,622,040	585,393

The final results of voting on each of the matters submitted to a vote of shareowners of Interstate Power and Light Company (“IPL”) for action by written consent on May 21, 2020 in lieu of an annual meeting of shareowners are as follows. The Company voted all of the 13,370,788 outstanding shares of common stock of IPL (representing all of the shares outstanding and entitled to vote) in favor of and approved (1) the election of Patrick E. Allen, Michael D. Garcia, Singleton B. McAllister and Susan D. Whiting as directors of IPL for terms expiring in 2023 and (2) the ratification of the appointment of Deloitte & Touche LLP as IPL’s independent registered public accounting firm for 2020. There were no votes withheld, abstentions or broker non-votes with respect to these matters.

Item 9.01    Financial Statements and Exhibits.

(a)Not applicable.
(b)Not applicable.
(c)Not applicable.
(d)Exhibits. The following exhibits are being filed herewith:

Exhibit Number	Description
(10.1)	Alliant Energy Corporation 2020 Omnibus Incentive Plan (incorporated by reference to Appendix A to the Company’s definitive proxy statement filed on Schedule 14A on April 9, 2020 (File No. 1-9894))
(104)	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation and Interstate Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: May 22, 2020	By:/s/ James H. Gallegos
James H. Gallegos
Executive Vice President, General Counsel & Corporate Secretary

INTERSTATE POWER AND LIGHT COMPANY

Date: May 22, 2020	By:/s/ James H. Gallegos
James H. Gallegos
Executive Vice President, General Counsel & Corporate Secretary

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